Exhibit 10.12

Equity Disposal Agreement

This Equity Disposal Agreement (Agreement), dated as of December 7, 2011, is made in Beijing by and among the following parties (Parties):

Party A: Lanting Jishi Trade (Shenzhen) Co., Ltd.

Address: 35F (D, E), Fortune Building, Futian Central District, Shenzhen

Legal Representative: Xin Wen

Party B: Beijing Lanting Gaochuang Technologies Co., Ltd.

Address: No. 106 Building, Lize Zhongyuan, Chaoyang District, Beijing

Legal Representative: Ping Zhou

Party C: Shenzhen Lanting Huitong Technologies Co., Ltd.
Address: 35F (B, C), Fortune Building, Futian Central District, Shenzhen

Legal Representative: Xin Wen

Party D: Quji Guo
ID Card No.: 510105197509100012
Address: Room 201, Unit 1, Building 18, Huaqingjiayuan, Wudaokou, Haidian

District, Beijing

WHEREAS:

A.            Party A is a wholly foreign-owned enterprise registered in the People’s Republic of China (PRC);

B.            Party B is a limited liability company registered in the PRC engaging in software development, computer system development and economic and trade consulting services;

C.            Party C and Party D are Party B’s shareholders (Grantors or Shareholders), holding 49% and 51% of Party B’s equity interest, respectively.

Now, therefore, the Parties, through friendly consultations and based on the principles of equality and mutual benefit, hereby agree as follows:

1.             Granting of the Option

1.1           Granting

The Grantor hereby grants to Party A an option (Option) such that Party A may purchase at any time either in one lump sum or in installments the Equity Interest owned by each Grantor in Party B (Equity Interest). Party A or its third party designee may exercise the Option by paying a purchase price which shall be equal to the minimum amount as then permitted by PRC law (Purchase Price). If Party A exercises the Option to purchase only part of the Equity Interest (including but not limited to purchase of Party B’s Equity Interest from part of the Grantors only or purchase of only part of Party B’s Equity Interest from the Grantors), then the Purchase Price for said Equity Interest shall be equal to the total Purchase Price multiplied by the ratio of the Equity Interest subject to transfer relative to the total Equity Interest.

1.2           Term

This Agreement shall become effective upon execution of the Parties hereto and shall remain in full force until the completion of purchase by Party A or its third party designee of all Equity Interest held by the Grantors in Party B in accordance with PRC law.

2.             Exercise and Closing of the Option

2.1           Exercise Time

2.1.1           The Grantors unanimously agree that, if and when permitted by PRC laws and regulations, Party A may exercise all or part of the Option at any time during the term of this Agreement.

2.1.2           The Grantors unanimously agree not to restrict the number of times Party A may exercise the Option until Party A or its third party designee has completed the purchase of all of the Equity Interest of Party B.

2.1.3           The Grantors unanimously agree that Party A may, upon issuance of written notice to the Grantors, designate in its discretion any third party to exercise the Option on its behalf.

2.2           Payment of the Purchase Price

Each of the Grantors hereby acknowledges and agrees that it has received consideration for the purchase and sale of the Equity Interest held by it in Party B in accordance with each agreement entered into between the Grantor and Party A or its affiliate and that the value of such consideration is equal to the Purchase Price. Each Grantor therefore agrees to report to Party B any amount payable by Party A to any Grantor in connection with its exercise of the rights hereunder.

2.3           Assignment

The Grantors unanimously agree that Party A may, upon issuance of written notice to them, assign to any third party its rights and obligations hereunder. Without the written consent of Party A, the Grantors may not assign their rights and obligations hereunder.

2.4           Notice requirements

Each time Party A exercises the Option, it shall serve a written notice (Notice of Exercise) on the Grantors specifying:

2.4.1           the name of transferee that will purchase the Equity Interest from each Grantor;

2.4.2           the amount of the Equity Interest to be purchased from each Grantor; and

2.4.3           the power of attorney (if any) by which Party A designates a third party to exercise the Option.

The Grantors unanimously agree that Party A shall be entitled to exercise the Option and to select such third party as may be designated by it from time to time as the transferee of the Equity Interest.

Upon service of the Notice of Exercise, the Equity Interest transfer effected in accordance with such Notice of Exercise shall become immediately effective as to the Parties. Within 3 working days after service of the Notice of Exercise, always in accordance with the Notice of Exercise and this Agreement, the Grantors shall execute and deliver to Party A, and shall cause Party B to execute and deliver to Party A, the equity transfer agreement in the form as set forth in the appendix 1 hereto, as well as any other documents necessary or advisable for the effectiveness of the Equity Interest transfer (including but not limited to the written statements by each Grantor waiving any right of first refusal to purchase each other’s Equity Interest subject to transfer and any other documents required to be submitted to the relevant industry and commerce administration or competent telecommunications authority or other local authorities). On the execution date hereof, the Grantor shall, as requested by Party A from time to time, deliver to Party A an original copy of the duly executed (but undated) equity transfer agreement, the written statement issued by each Grantor, in the form as set forth in the appendix 2, waiving any right of first refusal to purchase each other’s Equity Interest subject to transfer and other documents as referenced in the foregoing sentence.

2.5           Closing

The Grantor shall offer Party A and Party B all such assistance as is necessary and appropriate for the effectiveness of the Equity Interest transfer, including but not limited to the obtaining of approval (if required) for said transfer from the competent telecommunications authority or other local authorities and the completion of the Equity Interest change registration with the relevant industry and commerce administration.

3.             Representations and Warranties

3.1           The Grantor hereby represents, warrants and undertakes to Party A as follows:

3.2           It has full power and authority to enter into and perform this Agreement;

3.3           The performance of the obligations hereunder neither violates any applicable law, regulation or contract nor requires any governmental authorization or approval;

3.4           There is no pending litigation, arbitration or other legal or administrative procedures that to its knowledge may have a material adverse effect on the performance of this Agreement.

3.5           The Grantor will not create any pledge, debt or other third party rights on the Party B’s Equity Interest, or dispose of the same by transfer, gift, pledge or otherwise to any third party.

3.6           No pledge, debt or other third party rights exists on the Equity Interest of Party B.

3.7           The option granted to Party A is exclusive. The Grantor shall not, in any manner, grant to other parties any other option or similar rights or rights that will have an adverse effect on the Option as contemplated hereunder.

3.8           Undertaking

Considering that Party A or its third party designee will report to Party B all of the amounts received in respect of the Option, Party B hereby undertakes to Party A that it will bear all expenses arising out of the execution of all such documents and the completion of all such formalities and the execution of all such other documents as may be necessary in order for Party A or its third party designee to become shareholders of Party B pursuant to the exercise of the Option; and that it will complete all such procedures as may be necessary in order for Party A or its designee to fully and officially become shareholders of Party B, including without limitation assistance to Party A in connection with the obtaining of approvals (if any) for the Equity Interest transfer from relevant government departments and submission to the relevant industry and commerce administration of all documents required for amendment to the articles of association, shareholders change registration and other relevant items.

The Grantors jointly and severally covenant and undertake to Party A and Party B that unless otherwise required by Party A in writing, all of the Grantors shall act as a concerted party in respect of the rights or obligations to be exercised or performed by the Grantors hereunder.

The Grantors agree that when any shareholder of Party B transfers part or all of the Equity Interest it holds in Party B, other shareholders waive the right of first refusal to purchase such Equity Interest transferred by said shareholder.

4.             Tax

Party B shall bear all taxes incurred in connection with the performance of this Agreement.

5.             Breach of Agreement

5.1           If any Party breaches this Agreement or any of its representations and warrants herein, any non-breaching Party may by written notice require such breaching Party to rectify its breach, take appropriate measures to avoid, in an effective and timely manner, damages to the non-breaching Party and resume the performance of this Agreement, within 10 days after receipt of the notice.

5.2           If a Party breaches this Agreement and thereby causes any expense, liabilities or loss (including without limitation loss in profits) to any of the other Parties, the breaching Party shall indemnify the non-breaching Party for such expenses, liabilities or losses (including without limitation any loss of rights as a result of such breach and any attorney’s fees). The amount of damages shall be equal to the losses incurred as a result of such breach. The damages shall cover all of the rights the non-breaching Party (ies) would have been entitled to had this Agreement been performed, provided that they shall not exceed the reasonable expectations of the Parties.

5.3           Where all the Parties breach this Agreement, the amount of damages shall be determined according to the severity of each Party’s breach.

5.4           Notwithstanding any other provision hereof, Party A shall have the right to enforce its rights hereunder, and the other Parties acknowledge and agree that monetary damages will not be adequate to indemnify Party A for the losses suffered by it as a result of any breach by any of the other Parties of their obligations hereunder.

6.             Force Majeure

6.1           If the performance of this Agreement is delayed or impeded by a Force Majeure Event (as defined below), any Party affected by such Force Majeure Event may be exempted from any liabilities hereunder only to the extent of such delay or impediment. A “Force Majeure Event” means any event which is unforeseeable or is beyond the reasonable control of the affected Party and cannot be prevented despite reasonable care, including without limitation Acts of God, war and riot, provided that in no case may a lack of credit, funds or financing be deemed an event beyond the reasonably control of a Party.  A Party affected by a Force Majeure Event asserting exemption from any obligations under this Agreement or any of the provisions hereof shall promptly notify the other Parties of the same and shall further advise the other Parties of all the necessary steps to be taken by it in order to resume its performance of such obligations and shall resume the performance of its obligations.

6.2           Provided that a Party affected by a Force Majeure event has used its reasonable and practicable efforts to perform this Agreement and overcome such Force Majeure Event, such Party shall not e held liable for its failure to perform its obligations hereunder to the extent that such performance of its obligations has been delayed or impeded by such Force Majeure Event. Upon the cessation of a Force Majeure Event, the affected Party shall immediately resume its performance of this Agreement.

7.             Governing Law and Dispute Resolution

7.1           The execution, validity, interpretation and performance of this Agreement and the resolution of any disputes arising from this Agreement shall be governed by PRC laws.

7.2           Should any dispute arise in connection with the interpretation or performance of this Agreement, the Parties shall seek to resolve such dispute through friendly consultations. If such dispute is not so resolved within 30 days after the commencement of consultations, any Party may submit it to the China International Economic and Trade Arbitration Commission in Beijing for arbitration in accordance with its then effective arbitration rules. The arbitral award shall be final and binding upon the Parties. This article shall survive the expiry or termination of this Agreement.

7.3           During the arbitration, the Parties shall continue to perform any provisions which are not related to the matter under arbitration.

8.             Miscellaneous

8.1           Entire Agreement

8.1.1           This Agreement and any other agreements and/or documents contained or expressly included herein constitute the entire agreement with respect to the subject matter hereunder and shall supersede all prior agreements, contracts, understandings and communications, whether oral or written, among the Parties with respect to the same.

8.1.2           Any amendment or supplement to this Agreement may be effected only by written instrument executed by each of the Parties. Such duly executed instrument of amendment or supplement shall be an integral part of this Agreement and shall have the same legal force and effect as this Agreement.

8.1.3           Any provision hereof held invalid or unenforceable according to the provisions of applicable laws shall be deemed removed from this Agreement and voided, as if such provision had never been contained herein, but the balance of the provisions of this Agreement shall remain in force and effect. The Parties shall replace such removed provision with a lawful and valid provision which reflects to the fullest extent possible the Parties’ original intention with respect to such removed provision.

8.2           Notices

All notices given in connection with the exercise of any right or performance of any obligation hereunder shall be in writing and shall be delivered to the following addresses of the relevant Parties either in person, or by registered mail, or by generally accepted courier service, or by fax.

Party A:
Address: 35F (D, E), Fortune Building, Futian Central District, Shenzhen

Zip Code: 18040

Attention: Xin Wen
Fax: 0755-8324100

Party B and Shareholders:

Address: No. 106 Building, Lize Zhongyuan, Chaoyang District, Beijing

Zip Code: 100102
Attention:  Ping Zhou

Fax: 010-59080270

8.3           Further Assurance

Each Party shall, to the extent of its powers, execute all such instruments and do all such acts (in the case of the Shareholders, including the exercise of their voting or other rights in respect of Party B) as may be necessary for the effectiveness of the provisions hereof or the grant of all of its rights hereunder to any other Party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives on the date first indicated above.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

(Signature Page)

Party A: Lanting Jishi Trade (Shenzhen) Co., Ltd. (Company Seal)

By:	/s/Xin Wen
Authorized Representative: Xin Wen

Party B: Beijing Lanting Gaochuang Technologies Co., Ltd. (Company Seal)

By:	/s/Ping Zhou
Authorized Representative: Ping Zhou

Party C: Shenzhen Lanting Huitong Technologies Co., Ltd. (Company Seal)

By:	/s/Xin Wen
Authorized Representative: Xin Wen

Party D: Quji Guo

Signature:	/s/Quji Guo

Appendix 1:

Equity Transfer Agreement

This Equity Transfer Agreement (Agreement) is made on        in      by and between:

Transferor:

Transferee:

Whereas:

1.             Beijing Lanting Gaochuang Technologies Co., Ltd. is a limited liability company registered in the PRC engaging in software development, computer system development and economic and trade consulting services.

2.             The transferor is    , and holds     % of Equity Interest in the company.

3.             The transferee is     .

4.             The transferor agrees to transfer certain Equity Interest it holds in the company to the transferee and the transferee agrees to accept such transfer.

It is hereby agreed as follows:

1.             The transferor agrees to transfer     % Equity Interest it holds in the company to the transferee.

2.             The transfer price shall be RMB     .

3.             The Agreement shall become effective and binding upon both parties upon execution.

Transferor:

(Signature):

Transferee:

(Signature):

Appendix 2:

Waiver of Right of First Refusal

We, Quji Guo and Shenzhen Lanting Huitong Technologies Co., Ltd., shareholders of Beijing Lanting Gaochuang Technologies Co., Ltd., hereby state that when any of the shareholders of the company transfers part or all of the Equity Interest it holds in the company, all of the other shareholders shall waive their rights of first refusal to purchase such Equity Interest transferred by said shareholder and shall agree to execute legal instruments necessary for the completion of the Equity transfer procedures with the relevant industry and commerce administration.

This statement shall be irrevocable.

Quji Guo

Signature:	/s/Quji Guo

Shenzhen Lanting Huitong Technologies Co., Ltd. (Company Seal)

By:	/s/Xin Wen

Legal Representative: Xin Wen

Date : December 7, 2011